Exhibit 10.2

PROJECT RADIANCE

APPLIED OPTOELECTRONICS INC.

AND

GLOBAL TECHNOLOGY CO., LTD

YUHAN OPTOELECTRONIC TECHNOLOGY (SHANGHAI) CO., LTD.
(裕汉光电子科技(上海)有限公司).

TECHNOLOGY CROSS LICENSE AGREEMENT

2

THIS TECHNOLOGY CROSS LICENSE AGREEMENT (this “Agreement”) is made on _____________, 2022 (the “Execution Date”)

BETWEEN:

(1)	Applied Optoelectronics Inc., a company incorporated in State of Delaware of United States with principal place of business at 13139 Jess Pirtle Blvd., Sugar Land, Texas, United States (“AOI”);

(2)	Global Technology Co., Ltd. (宁波环球广电科技有限公司), a company incorporated in the PRC (unified social credit code: 91330212739470836U) whose registered office is at No.88 Qiushi Road, Wangchun Industrial Park, Haishu District, Ningbo, Zhejiang Province (“Ningbo Target”); and

(3)	Yuhan Optoelectronic Technology (Shanghai) Co., Ltd. (裕汉光电子科技(上海)有限公司), a company incorporated in the PRC (unified social credit code: 91310115MA1H8BHE0A) whose registered office is at Block C, No. 888 Huanhu West Two Road, Nanhui New Town, Pudong New District, Shanghai (“Yuhan Shanghai”).

AOI, Ningbo Target and Yuhan Shanghai, are also hereinafter individually referred to as a “Party” and collectively as the “Parties”.

RECITALS:

(1)	Prime World International Holdings Ltd. (“Prime World”) (as the Seller) and Yuhan Shanghai (as the Buyer) have entered into the AGREEMENT FOR THE SALE AND PURCHASE OF A NEW COMPANY TO BE ESTABLISHED IN HONG KONG SPECIAL ADMINISTRATIVE REGION OF THE PEOPLE’S REPUBLIC OF CHINA on _____________, 2022 (the “SPA”), according to which, Prime World agrees to sell, and the Buyer agrees to buy the Shares (as defined in the SPA) (i.e. the whole of the allotted and issued share capital of NewCo) and each right (including, without limitation, the right to receive all dividends, distributions or any return of capital declared, paid or made by NewCo) attaching to the Shares at or after Completion (as defined in the SPA).

(2)	As of the Execution Date, (a) AOI is the owner of certain Patents in relation to the CATV Products granted or applied within the Licensed Territory of Ningbo Target or Yuhan Shanghai(the “AOI Technology”); (b) Ningbo Target is the owner of certain Patents and Know-How in relation to the Transceivers Products, Sub-Assembly Products and CATV Products granted or applied within the Licensed Territory of AOI (the “Ningbo Target Technology”); (c) Yuhan Shanghai is or would be the owner of certain Patents in relation to the Transceivers Products and Sub-Assembly Products granted or applied within the Licensed Territory of AOI (the “Yuhan Shanghai Technology”).

(3)	Following the Execution Date, Ningbo Target and Yuhan Shanghai desire to obtain a license under the AOI Technology to make, use, import, export, offer for sale, lease, distribute, sell and/or otherwise dispose of AOI Licensed Products, and AOI desires to obtain a license under the Ningbo Target Technology and the Yuhan Shanghai Technology to make, use, import, export, offer for sale, lease, distribute, sell and/or otherwise dispose of Ningbo Target Licensed Products and / or the Yuhan Shanghai Licensed Products.

NOW THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the Parties agree as follows:

1.	INTERPRETATION

“Affiliate” means, in relation to a person, any other person which, directly or indirectly, controls, is controlled by or is under the common control of the first-mentioned person, where “control” means the ownership, directly or indirectly, of more than fifty percent (50%) of the voting shares, registered capital or other equity interest of the relevant person, or the power to appoint or elect a majority of the directors, or otherwise to direct the management of the relevant person;

“Agreement Year” means the twelve (12) consecutive month period from 1 January through 31 December during the Term except for the first Agreement Year. The first Agreement Year shall mean the period from the Execution Date through December 31, 2022;

“Applicable Laws” means all applicable statutes and laws, and orders and regulations of any Governmental Authority;

“AOI Licensed Products” means the AOI Patent Products;

“AOI Patent Products” means:

(i)	all goods, the manufacture, sale (or other supply) or use of which infringes a granted Valid Claim of AOI Patents or would infringe a pending Valid Claim of AOI Patents if granted, in each case, in the country of manufacture, sale (or other supply) or use; and

(ii)	all services, the provision of which infringes a granted Valid Claim of the AOI Patents or would infringe a pending Valid Claim of the AOI Patents if granted, in each case, in the country of provision;

“AOI Patents” means the Patents as set out in Part A of Appendix A, which is related to CATV Products;

“AOI Technology” means the AOI Patents;

“Business Day” means any day (other than a Saturday or Sunday or public holiday) on which banks are open for the transaction of normal business in the PRC, Hong Kong and the United States;

“CATV Products” has the meaning set forth in the SPA;

“Confidential Information” of a Party (the “Disclosing Party”) means all information of a confidential or proprietary nature which is obtained directly or indirectly from the Disclosing Party or any of its Affiliates by the other Party (the “Receiving Party”) or any of its Affiliates at any time before, on, or after the Execution Date, without regard to the form or manner in which such information is disclosed or obtained (including information disclosed orally, in writing or by observation), and includes the terms of this Agreement. As between the Parties (i) the Licensed Know-How shall be the Confidential Information of each Licensor, and (ii) the Licensee of the Licensed Know-How is the Receiving Party of such the Licensed Know-How;

“Corporate Transaction” has the meaning set forth in clause 15.2.3;

“Deal Prohibition” has the meaning set forth in clause 3.1.1;

“End Customers” means the person or entity that purchase the CATV Products for its personal or internal use (whether used for incorporation purpose or not) and not for remarketing, redistribution or other transfer of the purchased CATV Products to any other person or entity (for example, a multiple system operator);

“Governmental Authority” means any transnational, national or foreign federal, state, provincial, municipal or local government (including any subdivision, court, administrative agency, regulatory body (including any securities exchange) or commission or other authority thereof), or any quasi-governmental or private body exercising any regulatory, importing or other governmental or quasi-governmental authority;

“HKIAC” has the meaning set forth in clause 17.2;

“Intellectual Property Rights” means all of the following anywhere in the world: (a) all patents and applications for patents; (b) all copyrights and copyright registrations; (c) all trade dress and trade names, logos, internet addresses and domain names, social media addresses and handles, trademarks and service marks and related registrations and applications and any renewals or extensions, all other indicia of commercial source or origin and all goodwill associated with any of the foregoing; (d) rights of publicity; (e) all inventions, technology, recipes, trade secrets, processes and techniques; and (f) other intellectual property or similar proprietary rights;

“Know-How Products” means the Ningbo Target Know-How Products;

“Know-How” means information regarding unpatented Inventions, methods, technologies, data, processes, procedures, techniques, designs, plans, research tools, reagents, formulations, assay techniques, clinical test design, protocols, product life cycle management strategies and operating conditions except to the extent that such information is publicly available or is otherwise protected by patent law;

“Licensed Patents” means the Patents licensed under this Agreement including, as the case may be, AOI Patents, or Ningbo Target Patents, or Yuhan Shanghai Patents;

“Licensed Know-How” means the Ningbo Target Know-How;

“Licensed Products” means the AOI Licensed Products, the Ningbo Target Licensed Products, or the Yuhan Shanghai Licensed Products, as the case may be;

“Licensed Technology” means the Intellectual Property Rights licensed under this Agreement including, as the case may be, the AOI Technology, the Ningbo Target Technology and the Yuhan Shanghai Technology;

“Licensed Term” means on a country-by-country basis and Licensed Product-by-Licensed Product basis:

(i)	in respect of Patent Products, the last to expire Valid Claim which would be infringed by the sale, supply or provision of the Patent Products;

(ii)	in respect of Know-How Products, the last to expire Valid Claim of a Licensed Patents which would be infringed by the sale, supply or provision of such Know-How Product;

“Licensed Territory” for each Licensed Patent, the territory where such Licensed Patents is applied and granted, as listed in Appendix A. For clarification purpose, only the license of the Licensed Patents shall be subject to the Licensed Territory limitation where the license of Licensed Know-How is not subject to the Licensed Territory limitation;

“Licensee” means Ningbo Target or Yuhan Shanghai (as the case may be) for the AOI Technology; means AOI for the Ningbo Target Technology and the Yuhan Shanghai Technology;

“Licensor” means AOI for the AOI Technology; means Ningbo Target for the Ningbo Target Technology; means Yuhan Shanghai for the Yuhan Shanghai Technology;

“NewCo” means a company to be established in Hong Kong special administrative region of the PRC, as defined in the SPA;

“Ningbo Target Know-How Products” means:

(i)	all goods which incorporate Ningbo Target Know-How or the development, manufacture or use of which uses any Ningbo Target Know-How; and

(ii)	all services the provision of which uses any Ningbo Target Know-How;

but in each case excluding Ningbo Target Patent Products;

“Ningbo Target Know-How” means the Know-How owned by the Yuhan Shanghai and /or Ningbo Target during the Term or under which Ningbo Target has the right during the Term to grant licenses or sub-licenses, as set out in Appendix B;

“Ningbo Target Licensed Products” means the Ningbo Target Know-How Products and the Ningbo Target Patent Products;

“Ningbo Target Patent Products” means:

(i)	all goods, the manufacture, sale (or other supply) or use of which infringes a granted Valid Claim of Ningbo Target Patents or would infringe a pending Valid Claim of Ningbo Target Patents if granted, in each case, in the country of manufacture, sale (or other supply) or use; and

(ii)	all services, the provision of which infringes a granted Valid Claim of the Ningbo Target Patents or would infringe a pending Valid Claim of the Ningbo Target Patents if granted, in each case, in the country of provision;

“Ningbo Target Patents” means the Patents owned by Ningbo Target itself, as set out in Part B of Appendix A in relation to Transceiver Products, Sub-Assembly Products and CATV Products;

“Ningbo Target Technology” means the Ningbo Target Patents and the Ningbo Target Know-How;

“Patent Products” means the AOI Patent Products, the Ningbo Target Patent Products and the Yuhan Shanghai Patent Products, as the case may be;

“Patents” means all patents worldwide other than design patents, including utility models and all applications therefor, including without limitation continuations, continuations-in-part, divisionals, reexaminations, extensions, foreign counterparts and any patents reissuing thereon. Design patents are not within the scope of this Agreement;

“Permitted Holder” has the meaning set forth in clause 15.2.1;

“PRC” means the People’s Republic of China and solely for the purposes of this Agreement, excluding Hong Kong, Macau, and Taiwan;

“Sub-Assembly Products” has the meaning set forth in the SPA;

“Transceivers Products” has the meaning set forth in the SPA;

“Rules” has the meaning set forth in clause 17.2;

“Valid Claim” means a claim of:

(i)	an issued and in force patent which has not (a) expired; nor (b) been permanently revoked, or found unenforceable or invalid by a court or other governmental agency of competent jurisdiction in a final and non-appealable judgment; nor (c) been revoked, or found unenforceable or invalid by a court or other governmental agency of competent jurisdiction in an appealable judgement from which an appeal has not been taken in the time allowed; or

(ii)	a pending patent application which claim has not been withdrawn, abandoned or finally disallowed without the possibility of appeal or refiling of the claim, provided that the claim in question has not been pending for more than six (6) years from the priority date.

“Yuhan Shanghai Technology” means the Yuhan Shanghai Patents;

“Yuhan Shanghai License” has the meaning set forth in clause 3.1.3;

“Yuhan Shanghai Licensed Products” means the Yuhan Shanghai Patent Products;

“Yuhan Shanghai Patent Products” means:

(i)	all goods, the manufacture, sale (or other supply) or use of which infringes a granted Valid Claim of Yuhan Shanghai Patents or would infringe a pending Valid Claim of Yuhan Shanghai Patents if granted, in each case, in the country of manufacture, sale (or other supply) or use; and

(ii)	all services, the provision of which infringes a granted Valid Claim of Yuhan Shanghai Patents or would infringe a pending Valid Claim of Yuhan Shanghai Patents if granted, in each case, in the country of provision;

“Yuhan Shanghai Patents” means the Patents owned by the Yuhan Shanghai itself, as set out in Part C of Appendix A;

2.	TERM

2.1.	This Agreement shall take effect from the Execution Date, and unless terminated earlier in accordance with clause 12:

(a)	As for Licensed Technology concerning CATV Products, shall continue in force on a country-by-country basis and Licensed Product-by-Licensed Product until the end of the applicable Licensed Term and on such date, this Agreement shall expire in the relevant country and the Licensee shall benefit from a non-exclusive, perpetual, irrevocable, fully-paid up, sub-licensable license under the Licensed Know-How licensed to it in the relevant country;

(b)	As for Licensed Technology concerning other products (including Transceiver Products and Sub-Assembly Products), shall continue in force on a country-by-country basis and Licensed Product-by-Licensed Product for a period of ten (10) years after the Execution Date, which shall be automatically renewed by the relevant Licensee, for additional ten (10) years period and each subsequent ten (10) years period renewal thereafter, provided that the relevant Licensee is not in material breach of this Agreement at the expiration of the previous term, collectively, the “Term”.

3.	GRANT OF LICENSE

3.1.	Licensed Technology.

3.1.1.	AOI Technology

Subject to the provisions of this Agreement and clause 10 under SPA, AOI grants to Ningbo Target and Yuhan Shanghai, and each Ningbo Target and Yuhan Shanghai accepts, a perpetual, irrevocable, royalty-free, nontransferable, sub-licensable, personal, nonexclusive license (other than the rights referred to in clause 3.4 and the circumstances under clause 3.5) under the AOI Technology, in the Licensed Territory for AOI Patents and subject to the Deal Prohibition as defined in clause 3.1.1, during the Licensed Term:

(a)	to make, (but not have made) (including the right to use any apparatus and practice any method in making), use (including the right to practice any method or process with respect to such use), import, export, offer for sale, lease, distribute, sell, supply, and/or otherwise dispose of the AOI Licensed Products (as the case may be); and

(b)	subject to the provisions in clause 3.2, to have the AOI Licensed Products made by another manufacturer for the use, import, export, offer for sale, lease, sale, supply and/or other disposal by Ningbo Target, or have the AOI Licensed Products made by another manufacturer for the use, import, export, offer for sale, lease, sale and/or other disposal by Yuhan Shanghai (as the case may be).

Provided, however, the AOI Licensed Products under this clause 3.1.1 shall be strictly limited to the CATV Products and, in particular, unless otherwise agreed by AOI in writing, (i) the Ningbo Target, Yuhan Shanghai and the NewCo shall neither, by itself, directly or indirectly, deliver such CATV Products to any End Customer located in North America nor enter into any deals with any End Customer located in North America; (ii) the Ningbo Target, Yuhan Shanghai and the NewCo shall require, in writing in their agreement with their contractual parties in relation to the CATV Products that, their contractual parties shall neither, directly or indirectly, deliver such CATV Products to any End Customer located in North America nor enter into any deals with any End Customer located in North America (“Deal Prohibition”) and the Ningbo Target, Ningbo Target and the NewCo shall terminate their cooperation with such contractual parties upon their breach of their obligation of Deal Prohibition and claim against such contractual parties accordingly; (iii) the Ningbo Target, Yuhan Shanghai and the NewCo shall be jointly and severally liable for relevant losses, if any, arising from such contractual parties’ breach of their obligation of Deal Prohibition.

Provided, in case that Ningbo Target or Yuhan Shanghai intends to sub-license the AOI Technology, Ningbo Target and Yuhan Shanghai shall procure the sub-licensee to execute a deed of adherence, in the form and substance satisfactory to AOI, such that the sub-licensee agrees to be bound by the provisions of this Agreement; provided further, that, if the sub-licensee fails to execute such deed of adherence prior to the grant of sub-license by Ningbo Target or Yuhan Shanghai, AOI’s license under this clause 3.1.1 shall forthwith terminate.

For the avoidance of doubt, the Deal Prohibition only applies so long as the Ningbo Target is the largest supplier of AOI for CATV Products, to be determined by the value of the total revenue for CATV Products awarded to the Ningbo Target (the “Subsidiary CATV Revenue”), in comparison to all of the AOI suppliers of similar CATV Products (the “Total CATV Revenue”), during any of AOI’s fiscal year following the Execution Date, where the Subsidiary CATV Revenue shall be equal to or more than 51% of Total CATV Revenue. For the purpose of this Agreement, the Subsidiary CATV Revenue includes any purchase orders that is awarded to the Subsidiary but rejected by the Subsidiary under section 1.5 of the Contract Manufacturing Agreement where AOI’s expected Gross Margin for the CATV Products to be manufactured by the Subsidiary under such purchase order is equal to or more than 10%, but excludes any purchase orders that is awarded to the Subsidiary but rejected by the Subsidiary under section 1.5 of the Contract Manufacturing Agreement under which AOI’s expected Gross Margin for the CATV Products to be manufactured by the Subsidiary is less than 10%.

For the purpose hereof, the “Gross Margin” with respect to any CATV Products shall be calculated as: (total revenue of relevant CATV Products minus cost of goods sold) divided by total revenue of relevant CATV Products multiplied by 100%.

3.1.2.	Ningbo Target Technology

(a)	Subject to the provisions of this Agreement, as for the Ningbo Target Technology concerning Transceivers Products and Sub-Assembly Products, Ningbo Target grants to AOI, and AOI accepts, a worldwide, perpetual, irrevocable, royalty-free, transferable sub-licensable, personal, nonexclusive license (other than the rights referred to in clause 3.4 and the circumstances under clause 3.5) under such Ningbo Target Technology during the Licensed Term:

(i)	to make, have made, (including the right to use any apparatus and practice any method and the right of reverse engineering in making), use (including the right to practice any method or process with respect to such use), import, export, offer for sale, lease, distribute, sell, supply, and/or otherwise dispose of the relevant Ningbo Target Licensed Products; and

(ii)	to have the relevant Ningbo Target Licensed Products made by another manufacturer for the use, import, export, offer for sale, lease, sale, supply, and/or other disposal by AOI under a sub-license.

(b)	Subject to the provisions of this Agreement, as for the Ningbo Target Technology concerning CATV Products, Ningbo Target grants to AOI, and AOI accepts, a worldwide, perpetual, irrevocable, royalty-free, transferable sub-licensable, personal, sole license (as provided in clause 3.3 and other than the rights referred to in clause 3.4 and the circumstances under clause 3.5) under the Ningbo Target Technology during the Licensed Term:

(i)	to make, have made, (including the right to use any apparatus and practice any method and the right of reverse engineering in making), use (including the right to practice any method or process with respect to such use), import, export, offer for sale, lease, distribute, sell, supply, and/or otherwise dispose of the relevant Ningbo Target Licensed Products; and

(ii)	to have the relevant Ningbo Target Licensed Products made by another manufacturer for the use, import, export, offer for sale, lease, sale, supply, and/or other disposal by AOI under a sub-license..

3.1.3.	Yuhan Shanghai Technology

Subject to the provisions of this Agreement, Yuhan Shanghai grants to AOI, and AOI accepts, a worldwide, perpetual, irrevocable, royalty-free, sub-licensable, personal license (as provided in clause 3.3 and other than the rights referred to in clause 3.4 and the circumstances under clause 3.5) under the Yuhan Shanghai Technology during the Licensed Term (“Yuhan Shanghai License”):

(a)	to make, have made, (including the right to use any apparatus and practice any method and the right of reverse engineering in making), use (including the right to practice any method or process with respect to such use), import, export, offer for sale, lease, distribute, sell, supply, and/or otherwise dispose of the Yuhan Shanghai Licensed Products; and

(b)	to have the Yuhan Shanghai Licensed Products made by another manufacturer for the use, import, export, offer for sale, lease, sale, supply, and/or other disposal by AOI under a sub-license.

3.2.	Have Made Rights

The licenses granted in clause 3.1.1 to each Ningbo Target or Yuhan Shanghai to have products made by another manufacturer:

3.2.1.	shall apply only to products made for sale back to (i) such Licensee and/or (ii) such customers with which such Licensee has binding contractual commitments covers such sale (i.e., pricing, warranty, performance, etc.) and to which such Licensee has contractually authorized such original design manufacturers (“ODMs”), original equipment manufacturers (“OEMs”) and suppliers to sell; and

3.2.2.	shall apply only to such Licensee’s Licensed Products and/or portions thereof for which the specifications were substantially furnished by such Licensee (either solely or jointly with one or more third parties) or for which the designs are owned by such Licensee or licensed by such Licensee only in the case of reference designs provided by an ODM; and

3.2.3.	shall not apply to any products in the form manufactured or marketed by said other manufacturer prior to such Licensee’s furnishing of said specifications.

3.3.	Sole License

For the license under clauses 3.1.2(b), the Licensor shall not, directly or indirectly, authorize any third party other than the Licensee or Licensor’s Affiliates (as applicable), to exercise any rights equivalent to the rights granted to the relevant Licensee as per clauses 3.1.2(b) in any manner, without the prior written consent of the relevant Licensee. For the avoidance of doubt, this clause 3.3 and the licenses granted pursuant to clauses 3.1.2(b) do not limit the Licensor’s rights or the rights of the Licensor to grant rights to its Affiliates equivalent to the rights granted to the relevant Licensee as per clause 3.1.2(b).

Notwithstanding the foregoing provisions, the Licensor shall be entitled to authorize a third party to exercise rights equivalent of those under clause 3.1.2(b) solely for the purpose of undertaking the suppliers’ obligations under the Contract Manufacturing Agreement to be entered into among AOI, the Ningbo Target and Yuhan Shanghai.

3.4.	Reserved Rights

Subject to clause 3.1, each Licensor reserves all of the right to exploit or exercise any or all of the rights granted to the Licensee(s) under this Agreement according to its sole decision by itself or its Affiliates, including without limitation, the rights to make, have made (including the right to use any apparatus and practice any method in making), use (including the right to practice any method or process with respect to such use), import, offer for sale, lease, distribute, sell, supply, and/or otherwise dispose of any kinds of products in the Licensed Territory of each Licensee.

For each Licensed Patent, the relevant Licensor shall be solely responsible for, and make all decisions concerning, the prosecution and maintenance thereof and notify the relevant Licensee of any additions or deletions and any changes in the status of any Licensed Patent.

3.5.	Limited Grant

Except for the rights and licenses granted by each Licensor under clause 3, this Agreement does not grant to any Licensee any other right, title or interest by implication, estoppel, or otherwise any right, title or interest. Without limitation of the foregoing, nothing in this Agreement shall be construed as granting by implication, estoppel, or otherwise, any right, title or interest in, to or under Licensor patents other than Licensed Patents regardless of whether such other patents are dominant or subordinate to any Licensed Patent. All rights, titles and interests not specifically, expressly granted by Licensor hereunder are hereby reserved.

3.6.	Filing

Each Licensor may, at its sole cost, file this Agreement and submit documents for filing to the competent patent Governmental Authority upon effectiveness, modification or termination of this Agreement.

3.7.	Provision of Know-How

Each Licensor shall, within thirty (30) days after request by Licensee, provide relevant Licensee with copies of the Licensed Know-How and to the extent that such Know-How has not already been provided to the relevant Licensee.

4.	CONSIDERATION

Unless otherwise agreed by the Parties in writing, the consideration for the license granted under clause 3 of this Agreement during the Term has been fully considered as part of the Consideration as contemplated in the SPA.

5.	CHALLENGES TO LICENSED PATENTS

During the Term, each Licensee shall not institute or actively participate as an adverse party in, or otherwise provides material support to, any action, suit or other proceeding to invalidate or limit the scope of any Patent owned by its Licensor and licensed to Licensee or any Licensed Patent claim or limit to the scope of any Licensed Patent claim owned by Licensor or obtain a ruling that any Licensed Patent claim is unenforceable or not patentable.

6.	DILIGENCE AND COMMERCIALIZATION

6.1.	Each Licensee shall use diligent endeavours to develop and commercially exploit the Licensed Technology in its Licensed Territory for the Term.

6.2.	If any Licensor considers at any time that the Licensee has failed to comply with clause 6.1, it shall notify the relevant Licensee of the same, detailing any remedial actions that are required by the Licensor, and provide the Licensor with twenty (20) Business Days or such other time as is agreed between the Parties (acting reasonably) to implement such remedial actions necessary to comply with clause 6.1. This clause 6.2 shall be without prejudice to each Party’s right to dispute any allegation by the other that it has failed to comply with clause 6.1.

7.	QUALITY AND INSURANCE

7.1.	Each Licensee shall:

7.1.1.	use reasonable endeavours to ensure that all of the Licensed Products are of satisfactory quality; and

7.1.2.	comply with all applicable Laws in each part of its Licensed Territory in which such Licensed Products are marketed or supplied.

Each Party shall maintain adequate public liability insurance that comes into force on or before the first sale or supply of a Licensed Product by it or its Affiliates or sub-licensees and continues in force until at least three (3) years after the last such sale or supply.

8.	CONFIDENTIAL INFORMATION

8.1.	Confidentiality Obligations

Each Receiving Party undertakes:

8.1.1.	to maintain as secret and confidential all Confidential Information of the other Party and take all reasonable precautions to prevent the unauthorized disclosure of it;

8.1.2.	not to disclose or permit the disclosure of any Confidential Information of the other Party, in whole or in part, to any person, except in accordance with the provisions of this Agreement;

8.1.3.	not to use the Confidential Information of the other Party for any purpose except the purposes of performing its obligations and enjoying its rights under this Agreement (together the “Purpose”); and

8.1.4.	to inform the other Party immediately if it becomes aware of the possession or use of any of the Confidential Information of the other Party by any unauthorized person, and to provide all reasonable assistance to the other Party in relation to such unauthorized possession or use.

8.2.	Exceptions to Confidentiality Obligations

The obligations set out in clause 8.1 shall not apply to that part of the Confidential Information of the other Party which the Receiving Party can demonstrate by reasonable, written evidence:

8.2.1.	was, prior to its receipt by the Receiving Party from the Disclosing Party, in the possession of the Receiving Party without any obligations of confidence; or

8.2.2.	is subsequently disclosed to the Receiving Party, without any obligations of confidence, by a third party who is entitled to disclose it without breaching any confidentiality obligations to the Disclosing Party; or

8.2.3.	is or becomes generally available to the public through no fault of the Receiving Party or its Affiliates or sub-licensees or its or their representatives; or

8.2.4.	is independently developed by or on behalf of the Receiving Party, as evidenced by written records, without use of or reference to the Confidential Information of the Disclosing Party.

Specific aspects or details of Confidential Information shall not be deemed to be generally available to the public or in the possession of the Receiving Party merely because the Confidential Information is covered or embraced by a more general class of information generally available to the public or in the possession of the Receiving Party. Any combination of information shall not be considered to be generally available to the public or in the possession of the Receiving Party merely because individual elements of such information are generally available to the public or in the possession of the Receiving Party.

8.3.	Required Disclosure

The Receiving Party will not be in breach of its obligations under clause 8.1 to the extent that it is required to disclose any Confidential Information of the other Party by or to a court or other public body that has jurisdiction over it, provided that the Receiving Party has given the other Party written notice of the requirement as soon as possible prior to disclosing the Confidential Information and discloses only the minimum amount necessary to comply with the requirement and, at the Disclosing Party’s request, seeks to persuade the court or public body to have the information treated in a confidential manner, where this is possible under the court or public body’s procedures.

8.4.	Permitted Disclosure

The Receiving Party may:

8.4.1.	disclose the terms of this Agreement and the Confidential Information of the other Party to those of its Affiliates, sub-licensees, subcontractors and representatives who reasonably need to access such Confidential Information for the Purpose;

8.4.2.	disclose the terms of this Agreement and the Confidential Information of the other Party to other third parties for the purpose of intellectual property prosecution and maintenance and of seeking regulatory approval for Licensed Products; and

8.4.3.	disclose the terms of this Agreement and the Confidential Information of the other Party to potential collaborators, collaborators, potential investors, investors, potential purchasers, purchases who reasonably need to access such Confidential Information for the purpose of the relevant collaboration, investment or purchase;

In each case, provided that before they are given access to such Confidential Information they are made aware of its confidential nature, and are under a legally binding written obligation to treat such Confidential Information in accordance with the terms of this Agreement. The Receiving Party shall procure that all those to whom access to such Confidential Information has been given comply with the provisions of this clause 8 in relation to such Confidential Information. The Receiving Party shall be liable to the Disclosing Party for any disclosure or misuse of such Confidential Information by those to whom access to such Confidential Information has been given, whether directly or indirectly, by the Receiving Party.

8.5.	Additional Permitted Disclosure

(a)	AOI may disclose Confidential Information to any third party (i) to whom it is, at the Execution Date, under a legal or contractual obligation to disclose such information or (ii) who was involved in the development of the AOI Technology, including without limitation the creation, invention or funding of the AOI Technology.

(b)	Ningbo Target may disclose Confidential Information in relation to Ningbo Target Technology concerning Transceiver Products and Sub-Assembly Products to any third party (i) to whom it is, at the Execution Date, under a legal or contractual obligation to disclose such information or (ii) who was involved in the development of the Ningbo Target Technology concerning Transceiver Products and Sub-Assembly Products, including without limitation the creation, invention or funding of the Ningbo Target Technology concerning the Transceiver Products and Sub-Assembly Products.

8.6.	Term of Confidentiality Obligations

The Receiving Party’s obligations of confidence and non-use in this clause 8 shall, with respect to any Confidential Information, remain in full force until the exceptions in clause 8.2 apply to such Confidential Information or the Disclosing Party has given its prior written consent to the disclosure of such Confidential Information.

8.7.	Confidentiality of this Agreement

The Parties shall use reasonable endeavours to ensure that, to the extent permitted by relevant authorities, this Agreement shall not form part of any public record.

9.	INFRINGEMENT

9.1.	Notice of Infringement or Third-party Claims

For a Licensed Technology, if (a) either any Licensor or Licensee believes that a Licensed Technology is being infringed or misappropriated by a third party in the Licensed Territory of Licensee or outside the Licensed Territory of Licensee, or (b) if a third party alleges that such Licensed Technology is invalid or unenforceable or claims that a Licensed Product, or its use, development, manufacture or sale infringes such third party’s intellectual property rights in the Licensed Territory or outside the Licensed Territory, the Party possessing such belief or awareness of such claims shall promptly provide written notice to the other Parties and provide it with all details of such infringement or claim, as applicable, that are known by such Party.

9.2.	Right to Bring Action or Defend

9.2.1.	Each Licensor has the sole right and discretion to prevent or abate any actual or threatened misappropriation or infringement and attempt to resolve any claims relating to its Licensed Technology (“Action”), including by (a) prosecuting or defending any opposition, derivation, interference, declaratory judgment, federal district court, U.S. International Trade Commission or other proceeding of any kind; and (b) taking any other lawful action that Licensor, in its sole discretion, believes is reasonably necessary, to protect, enforce or defend any Licensed Technology. Each Licensor has the right to prosecute or defend any such proceeding in Licensor’s own name or, if required by applicable Law, in the name of each Licensee and may join each Licensee as a party. Each Licensor shall bear its own costs and expenses in all such proceedings and have the right to control the conduct thereof and be represented by counsel of its own choice therein.

9.2.2.	Each Licensee shall and hereby does irrevocably and unconditionally waive any objection to Licensor’s joinder of Licensee to any proceeding described in clause 9.2.1 on any grounds whatsoever, including on the grounds of personal jurisdiction, venue or forum non-convenience. If Licensor brings or defends any such proceeding, Licensee shall cooperate in all respects with Licensor in the conduct thereof, and assist in all reasonable ways, including having its employees testify when requested and make available for discovery or trial exhibit relevant records, papers, information, samples, specimens, and the like. Licensee may bear the expenses first so long as Licensor is provided with written notification prior to bearing such expenses, and Licensor will reimburse Licensee of any reasonable out-of-pocket expenses incurred on an on-going basis by Licensee in providing Licensor such assistance.

9.2.3.	Notwithstanding otherwise provided, if Licensor does not intend to prosecute or defend an Action or if Licensor does not initiate an Action with respect to any actual or threatened misappropriation or infringement within thirty (30) days following Licensor’s attention or within the term as requested in Licensee’s notification to Licensor with respect to such any actual or threatened misappropriation or infringement, Licensee shall have the right to initiate an Action to resolve such actual or threatened misappropriation or infringement at its own expense and to receive the compensation. Each Party shall have the right to join an Action relating to Licensed Technology taken by the other Party, at its own expense.

9.3.	Recovery and Settlement

If any Licensor undertakes the enforcement or defense of any Licensed Technology:

9.3.1.	any recovery, damages or settlement derived from such suit, action or other proceeding shall be retained in its entirety by Licensor; and

9.3.2.	Licensor may settle any such suit, action or other proceeding, whether by consent order, settlement or other voluntary final disposition, without the prior written approval of any Licensee provided that Licensor shall not settle any such suit, action or other proceeding in a manner that adversely affects the rights of any of Licensee without any Licensee’s prior written consent, which consent may not be unreasonably withheld or delayed.

9.4.	March-in Rights

If any suit, action or other proceeding alleging invalidity or non-infringement of any Licensed Technology is brought against any Licensee, Licensor, at its option, shall have the right: (a) within thirty (30) Business Days after commencement of such suit, action or other proceeding, to intervene and take over the sole defense of the suit, action or other proceeding at its own expense; or (b) negotiate with the third party who makes the aforementioned claim so as to cause such Licensee to obtain the cross-license of the disputed Licensed Technology.

10.	REPRESENTATIONS AND WARRANTIES

10.1.	Mutual Representations and Warranties

Each Party represents and warrants to the other Parties that as of the Execution Date of this Agreement:

10.1.1.	it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the Laws and regulations of its jurisdiction of incorporation, organization or chartering;

10.1.2.	it has, and throughout the Term shall retain, the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

10.1.3.	the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action of the Party; and

10.1.4.	when executed and delivered by such Party, this Agreement shall constitute the legal, valid and binding obligation of that Party, enforceable against that Party in accordance with its terms.

10.2.	No warranty of confidentiality

Notwithstanding any other provision of this Agreement, neither Party makes any representation or gives any warranty that the Licensed Know-How licensed by it has been maintained as secret or confidential prior to the Execution Date or will be maintained as secret and confidential by it, its Affiliates, its sub-licensees or its or their representatives.

10.3.	Acknowledgements

Each Party acknowledges that:

10.3.1.	the inventions claimed in the Licensed Technology licensed by it, are at an early stage of development. Accordingly, specific results cannot be guaranteed and any results, materials, information, or other items provided under this Agreement are provided ‘as is’ and without any express or implied warranties, representations, or undertakings. As examples, but without limiting the foregoing, neither Party gives any warranty that any such results, materials, information, or other items are of merchantable or satisfactory quality, are fit for any particular purpose, comply with any sample or description, or are viable, uncontaminated, safe, or non-toxic; and

10.3.2.	neither Party has performed any searches or investigations into the existence of any third party rights that may affect any of the Licensed Technology licensed by it or its exploitation.

10.4.	No other warranties

10.4.1.	Each of the Licensees acknowledges that it does not enter into this Agreement in reliance on any representation, warranty or other provision except as expressly provided in this Agreement, and any conditions, warranties or other terms implied by Law are excluded from this Agreement to the fullest extent permitted by Law.

10.4.2.	Without limiting the scope of clause 10.4.1 above, and subject to clause 10.1 above, each Licensor does not make any representation or give any warranty or undertaking:

(a)	as to the efficacy or usefulness of the Licensed Technology licensed by it; or

(b)	that any of the Licensed Technology licensed by it is or will be valid or existing or (in the case of an application) will proceed to grant; or

(c)	that the use of any of the Licensed Technology licensed by it, the manufacture, sale, supply or use of Licensed Products or the exercise of any of the rights granted under this Agreement will not infringe any other intellectual property or other rights of any other person; or

(d)	that any information communicated by it to the other Party under or in connection with this Agreement will produce Licensed Products of satisfactory quality or fit for the purpose for which it intended; or

(e)	imposing any obligation on that Party to bring or prosecute actions or proceedings against third parties for infringement or to defend any action or proceedings for revocation of any of the Licensed Technology licensed by it.

11.	INDEMNIFICATION

11.1.	Each Licensor shall indemnify, and save and hold its relevant Licensee harmless from and against any and all liabilities, claims, causes of action, suits, damages, including reasonable attorneys’ fees and expenses, for which any Licensee becomes liable, or may incur or be compelled to pay by reason of Licensor’s activities or breach of the terms of this Agreement, including but not limited to: (a) any claims of infringement against the Licensed Technology (except for the portion of claims of infringement arising from any Licensee’s continuing use of such technology after such Licensee receives the documentation from Licensor which can reasonably evidence the infringement of such technology and the written instruction from Licensor to cease use of such technology; or (b) defects in the Licensed Technology, except those arising from any Licensee’s fault or material breach of the terms of this Agreement.

11.2.	Licensee shall indemnify, and save and hold Licensor harmless from and against any and all liabilities, claims, causes of action, suits, damages, including reasonable attorneys’ fees and expenses, for which Licensor becomes liable, or may incur or be compelled to pay by reason of any Licensee’s activities or breach of the terms of this Agreement, including but not limited to defects in the Licensed Technology, except those arising from Licensor’s fault or material breach of the terms of this Agreement.

11.3.	Pursuant to this Agreement, each Licensor shall not be responsible for any personal liability, personal injury, or product defect for a Licensed Product solely because the Licensed Product uses or bears one or more of the Licensed Technology.

11.4.	Licensor shall in no event be responsible, and shall in no event indemnify Licensee, for relevant losses, if any, arising from any personal liability, personal injury, product defect, or damages to third-parties due to a defect of Licensee.

11.5.	Limitation of Liability

Subject to clause 11.7, neither Party shall have any liability to the other under or in connection with this Agreement for any:

11.5.1.	wasted management or other staff time;

11.5.2.	losses or liabilities under or in relation to any other contract; or

11.5.3.	indirect or special loss or damage.

11.6.	Limitation of Liability for Misrepresentation

If a Party has made or given any representation, warranty or promise or otherwise made any innocent or negligent misrepresentation then, except to the extent that it has been expressly set out in this Agreement, the Party to whom it is given or made waives any rights or remedies which it may have in respect of it and agrees that the other Party shall have no liability in respect of it. This clause shall not exclude the liability of a Party for fraud or fraudulent misrepresentation.

11.7.	Exceptions to Limitation of Liability

Notwithstanding any other provision of this Agreement, neither Party’s liability under or in connection with this Agreement shall be excluded or reduced to the extent that it arises in respect of the following matters:

11.7.1.	deliberate breach of this Agreement whether caused by any Party or through the deliberate or willful acts or omissions of its Affiliates, sub-licensees, or its or their representatives;

11.7.2.	under any express indemnities contained in this Agreement;

11.7.3.	breach of clause 8; or

11.7.4.	any matter in respect to of which, by law, liability cannot be excluded or reduced.

12.	EFFECTIVE DATE AND TERMINATION

12.1.	This Agreement shall come into effect as from the Execution Date. Notwithstanding the foregoing, the Parties agree that the Yuhan Shanghai License and all the provisions herein regarding the Yuhan Shanghai License shall come into effect upon the completion of the registration/filing at United States Patent and Trademark Office and other applicable Governmental Authorities for the transfer of the Yuhan Shanghai Patents from AOI / Prime World to Yuhan Shanghai.

12.2.	This Agreement may be terminated before the expiry hereof by an agreement reached between the Parties through negotiation.

12.3.	In addition to the provisions of clause 12.2, each Party shall have the right to terminate this Agreement by giving the other Parties a written notice, effective upon the expiry of thirty (30) days from the other Parties’ receipt of such written termination notice, on or at any time after becoming aware of any of the following:

12.3.1.	an Insolvency Event occurs in respect of the other Party. “Insolvency Event” in relation to a Party, any of the following events: (a) any affirmative act of insolvency, or (b) upon the appointment of any receiver or trustee to take possession of the properties, or (c) upon the winding-up, sale, consolidation, merger, or any sequestration by Governmental Authority (except any sale, consolidation or merger between Yuhan Shanghai or Ningbo Target (as applicable) and their Affiliates, or AOI and its Affiliates);

12.3.2.	the SPA is terminated for whatever reason; or

12.3.3.	upon breach of material duties and obligations of other Party under this Agreement and, if such breach is curable, failing to cure such breach within ten (10) Business Days of the written notice of such breach. To avoid further dispute, any breach of clause 3.1.1 is deemed a breach of material duty and obligation.

12.4.	Licensor may terminate this Agreement as to any specific Licensed Technology of Licensor by giving at least ninety (90) days’ prior written notice to its Licensee if its Licensee or any of its Affiliates or sub-licensees commences legal proceedings to assist any third party to commence legal proceedings to challenge the validity, ownership or enforceability of such Licensed Technology of Licensor, in which case this Agreement shall be terminated solely with respect to such Licensed Technology of Licensor. The exercise of any right of termination under this clause 12 shall not affect any rights which have accrued prior to termination and shall be without prejudice to any other legal remedies to which AOI, Yuhan Shanghai or Ningbo Target may be entitled by reason of such rights. The obligations and provisions of clause 8 (Confidential Information), clause 9 (Infringement), clause 10 (Representations and Warranties), clause 11 (Indemnification), clause 12 (Effective Date and Termination) and clause 13 (Effects of and Procedure on Termination) shall survive any expiration or termination of the Term of this Agreement.

13.	EFFECTS OF AND PROCEDURE ON TERMINATION

13.1.	Termination without prejudice to accrued rights

The termination or expiry of this Agreement shall be without prejudice to any obligations, rights (including right to payment of amounts earned but not paid) or liabilities of any of the Parties which have accrued before such termination or expiry. If a Party exercises a right to terminate under clause 12, such termination shall be without prejudice to any rights which the Party exercising such right may have in respect of such breach, and such party shall be entitled to recover from the other Party any loss suffered as a result of the early termination of the Agreement.

13.2.	Return of confidential information

Upon termination of this Agreement, the Receiving Party shall immediately (no later than ten (10) Business Days after the termination of the Agreement) return to the Disclosing Party (or destroy at the request of the Disclosing Party) all Confidential Information of the Disclosing Party, make no further use of any of the Confidential Information of the Disclosing Party, and permanently delete all electronic copies of any Confidential Information of the Disclosing Party from the computer systems of the Receiving Party and its Affiliates. The Receiving Party shall procure that all those to whom access to such Confidential Information has been given comply with the provisions of this clause.

13.3.	Termination of licenses

Upon termination of this Agreement under clause 12.3 or 12.4:

13.3.1.	each Party and its sub-licensees shall be entitled to sell and supply (subject to payment of royalties in accordance with this Agreement) any unsold or unused stocks of the Licensed Products for a period of six (6) months following the date of termination in accordance with the terms of this Agreement;

13.3.2.	subject to paragraph 13.3.1 above, each Party and its sub-licensees shall no longer be licensed to use, sub-license or otherwise exploit in any way, either directly or indirectly, the Licensed Technology licensed to it under this Agreement;

13.3.3.	subject to paragraph 13.3.1 above, each Party shall consent to the cancellation of any formal licence granted to it, or of any registration of it in any register, in relation to any of the Licensed Technology licensed to it.

14.	RELATIONSHIP OF THE PARTIES

14.1.	The relationship of the Parties is that of an independent contractor and any Party and its agents or employees shall not be considered employees or agents of other Parties. This Agreement does not constitute and shall not be construed as constituting a partnership or joint venture or grant of a franchise between any two Parties. Any Party shall not have the right to bind the other Parties to any obligations to third parties.

15.	ASSIGNMENT

15.1.	Each Party may, by serving a notification to the other Parties, freely assign to any third party the benefit of this Agreement or all or part of its rights and/or obligations under this Agreement, provided that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; provided, further that AOI shall obtain Ningbo Target’s prior written consent for any assignment of the rights and obligations with respect to the license of Ningbo Target Technology concerning CATV Products by AOI to any person (other than a Permitted Holder, as defined below) formed or incorporated in the PRC, unless such assignment is contemplated arising from or in connection with a Change of Control event, in which case no such written consent shall be required.

15.2.	For the purpose of this Agreement, the term “Change in Control” shall mean:

15.2.1.	the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets and/or businesses of AOI to any person other than any person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by AOI (a “Permitted Holder”);

15.2.2.	any person, other than a Permitted Holder, becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of AOI (or any entity which controls AOI, including by way of merger, consolidation, tender or exchange offer or otherwise; or

15.2.3.	a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving AOI, unless securities representing more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of AOI or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are beneficially owned subsequent to such transaction by the persons who were the beneficial owners of AOI immediately prior to such Corporate Transaction.

16.	NOTICES

16.1.	Any notice, demand, waiver, consent, approval, or disapproval (collectively referred to as “notice”) required or permitted herein shall be in writing and shall be given personally, by messenger, by air courier, by telecopy, or by prepaid registered or certified mail, with return receipt requested, addressed to the Parties at their respective addresses set forth above or at such other address as a Party may hereafter designate in writing to the other Parties.

16.2.	A notice shall be deemed received on the date of receipt.

17.	GOVERNING LAW AND JURISDICTION

17.1.	This Agreement is governed by, and shall be construed in accordance with, the laws of Hong Kong.

17.2.	Any dispute, controversy or claim arising out of, relating to, or in connection with this Agreement, including (without limitation) any dispute regarding the breach, existence, validity or termination of this Agreement shall be finally settled by binding arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in effect at the time of the arbitration (“Rules”), which Rule are deemed to be incorporated by reference into this clause and as may be amended by the provisions of this clause.

17.3.	The seat of the arbitration shall be Hong Kong. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the Rules.

17.4.	The language to be used in the arbitral proceedings shall be English and any arbitral award shall be given in English.

17.5.	Nothing in this clause 17 shall be construed as preventing any Party from seeking conservatory or interim relief from any court of competent jurisdiction. Any award shall be final and binding upon the Parties from the day it is made. The Parties undertake to carry out each and every arbitral award without delay.

18.	GOVERNING LANGUAGE

This Agreement is written in English. If this Agreement is translated into another language, the English version shall prevail.

19.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original and all of which together evidence the same agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, each of which shall constitute an original effective as of the date hereof.

APPLIED OPTOELECTRONICS, INC.

By:
Name:
Title:

GLOBAL TECHNOLOGY CO., LTD.

By:
Name:
Title:

Signature Page to Technology Cross License Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, each of which shall constitute an original effective as of the date hereof.

YUHAN OPTOELECTRONIC TECHNOLOGY (SHANGHAI) CO., LTD.

(裕汉光电子科技(上海)有限公司).

By:
Name:
Title:

Appendix A – Licensed Patents

Part A – AOI Patents

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
PREDISTORTION CIRCUIT HAVING DISTORTION DIODES BIASED TO IMPROVE PERFORMANCE	AOI	US	Issued	11/834873	2007/8/7	7925170	2011/4/12
MODULAR LASER PACKAGE SYSTEM	AOI	US	Issued	11/671587	2007/2/6	7478955	2009/1/20
SYSTEMS AND METHODS FOR REDUCING CLIPPING IN MULTICHANNEL MODULATED OPTICAL SYSTEMS	AOI	US	Issued	11/753082	2007/5/24	8165475	2012/4/24
SYSTEMS AND METHODS FOR REDUCING CLIPPING IN MULTICHANNEL MODULATED OPTICAL SYSTEMS	AOI	US	Issued	11/753162	2007/5/24	8358937	2013/1/22
CLIPPING CORRECTION SYSTEM AND METHOD FOR CORRECTING CLIPPED SIGNALS IN A RECEIVER	AOI	US	Issued	12/117721	2008/5/8	7978985	2011/7/12
DISTORTION COMPENSATION CIRCUIT AND METHOD BASED ON ORDERS OF TIME DEPENDENT SERIES OF DISTORTION SIGNAL	AOI	US	Issued	12/025883	2008/2/5	8121493	2012/2/21

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
REDUCING CROSS MODULATION IN MULTICHANNEL MODULATED OPTICAL SYSTEMS WITH ANTI-CLIPPING	AOI	US	Issued	12/053104	2008/3/21	8165474	2012/4/24
REDUCING CROSS-MODULATION IN MULTICHANNEL MODULATED OPTICAL SYSTEMS	AOI	US	Issued	12/245008	2008/10/3	9,191,111 B2	2015/11/17
DISTORTION COMPENSATION CIRCUIT INCLUDING ONE OR MORE PHASE INVERTIBLE DISTORTION PATHS	AOI	US	Issued	12/026182	2008/2/5	8073340	2011/12/6
DISTORTION COMPENSATION CIRCUIT INCLUDING ONE OR MORE PHASE INVERTIBLE DISTORTION PATHS	AOI	US	Issued	13/311047	2011/12/5	8718489	2014/5/6
REDUCING CROSS-MODULATION IN MULTICHANNEL MODULATED OPTICAL SYSTEMS	AOI	US	Issued	12/245028	2008/10/3	8320773	2012/11/27
QUAD-PORT OPTICAL MODULE WITH PASS-THROUGH AND ADD/DROP CONFIGURATION	AOI	US	Issued	12/203602	2008/9/3	8126329	2012/2/28

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
OPTICAL RECEIVING MODULE	AOI	TW	Issued	97129988	2008/8/7	I366349	2012/6/11
COMPOSITE TRIPLE ORDER BEAT CROSS MODULATION DISTORTION CONTROL CIRCUIT OF OPTICAL RECEIVER	AOI	TW	Issued	097130932	2008/8/14	I373214	2012/9/21
SYSTEM AND METHOD FOR DISTORTING COMPENSATION IN RESPONSE TO FREQUENCY DETECTION 波长可选择激光装置以及具有该 波长可选择激光装置的设备及系统	AOI	CN	Issued	201180067494.X	2013/8/13	CN103444102A	2016/5/18
SYSTEM AND METHOD FOR DISTORTING COMPENSATION IN RESPONSE TO FREQUENCY DETECTION	AOI	US	Issued	13/005820	2011/1/13	8606116	2013/12/10
SYSTEM AND METHOD FOR DISTORTION COMPENSATION INCLUDING CONFIGUREABLE DELAY	AOI	US	Issued	12/976136	2010/12/22	8670675	2014/3/11
DISTORTION COMPENSATION CIRCUIT INCLUDING TUNABLE PHASE PATH	AOI	US	Issued	13/435595	2012/3/30	8891974	2014/11/18
PRE-DISTORTION CIRCUITS	AOI	TW	Issued	101216168	2012/8/22	M458739	2013/8/1

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
PLUGGABLE OPTICAL TRANSCEIVER	AOI	TW	Issued	101216164	2012/8/22	M458740	2013/8/1
RADIO FREQUENCY OVER GLASS NODE	AOI	TW	Issued	101216167	2012/8/22	M458738	2013/8/1
HEAT TRANSFER ASSEMBLY PROVIDING HEAT TRANSFER FROM A MODULE MOUNTED ON A CIRCUIT BOARD THROUGH THE CIRCUIT BOARD	AOI	CN	Pending	2017800591963	2019/3/26
HEAT TRANSFER ASSEMBLY PROVIDING HEAT TRANSFER FROM A MODULE MOUNTED ON A CIRCUIT BOARD THROUGH THE CIRCUIT BOARD	AOI	US	Issued	15/275,785	2016/9/26	10,098,221	2018/10/9
CATV NETWORK DEVICE ENERGY REDUCTION BY PROVIDING AMPLIFIER CONTROL IN RESPONSE TO CHANNEL LOADING	AOI	US	Issued	15/295,189	2016/10/17	10,044,441	2018/8/7
COAXIAL CONNECTOR SEIZURE ASSEMBLY WITH INTEGRATED MECHANICAL STOP AND A HYBRID FIBER-COAXIAL (HFC) MODULE IMPLEMENTING SAME	AOI	CN	Pending	202110117859.0	2021/1/28

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
COAXIAL CONNECTOR SEIZURE ASSEMBLY WITH INTEGRATED MECHANICAL STOP AND A HYBRID FIBER-COAXIAL (HFC) MODULE IMPLEMENTING SAME	AOI	US	Pending	16/810,517	2020/3/5
ASSEMBLY WITH TAPERED, THREADED FERRULE HOUSING FOR IMPROVED ALIGNMENT OF FIBER WITH LASER	AOI	US	Issued	10/428390	2003/5/2	7010013	2006/3/7
HOUSING FOR PASSIVELY ALIGNING AN OPTICAL FIBER WITH A LENS	AOI	US	Issued	10/631633	2003/7/31	6736550	2004/5/18
THERMALLY SHIELDED MULTI-CHANNEL TRANSMITTER OPTICAL SUBASSEMBLY AND OPTICAL TRANSCEIVER MODULE INCLUDING SAME	AOI	EPO	Issued	14 749 420.7	2015/8/26	2954628	Published
MULTICHANNEL RECEIVER OPTICAL SUBASSEMBLY WITH IMPROVED SENSITIVITY	AOI	EPO	Pending	16 769 573.3
OPTICAL TRANSCEIVER ASSEMBLY INCLUDING THERMAL DUAL ARRAYED WAVEGUIDE GRATING	AOI	US	Pending	14/983,773	2015/12/30

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
具有长方体型 TO 激光器封装的同轴光发射次模块 ( TOSA ) 及包括其的光收发器 COAXIAL TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) WITH CUBOID TYPE TO LASER PA CKAGE AND OPTICAL TRANSCEIVER INCLUDING SAME (BASED ON PCT APPLICATION NO. PCT/US16/33759)	AOI	CN	Issued	201680037661.9	2017/12/26	Issued	2020/6/23

Part B – Ningbo Target Patents

Title of Patent	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
METHOD AND APPARATUS FOR COUPLING A LASER TO A FIBER IN A TWO-LENS LASER SYSTEM	Ningbo Target	US	Issued	10/938974	9/10/2004	7226218	6/5/2007
MODULAR LASER PACKAGE SYSTEM AND ASSOCIATED METHODS	Ningbo Target	US	Issued	11/162374	9/8/2005	7290943	11/6/2007
均衡器	Ningbo Target	CN	Issued	201230553898.7	11/15/2012		3/20/2013
可在电力中断传输信号的光接收器及其紧急广播系统 OPTICAL RECEIVER CAPABLE OF TRANSMITTING SIGNAL DURING POWER INTERRUPTION AND EMERGENCY BROADCAST SYSTEM USING THE SAME	Ningbo Target	CN	Issued	200810007112.4	1/31/2008	Zl20081000 7112.4	1/4/2012
一种光接收模块 OPTICAL RECEIVING MODULE	Ningbo Target	CN	Issued	200810063500.4	8/8/2008	Zl20081006 3500.4	8/10/2011
一种光接收机的 CTB/XMOD 控制电路	Ningbo Target	CN	Issued	200810120533.8	8/15/2008	Zl20081012 0533.8	3/28/2012

Title of Patent	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
一种光接收机的 CSO 控制电路	Ningbo Target	CN	Issued	200810120534.2	8/15/2008		6/27/2012
光接收模块 OPTICAL RECEIVING MODULE	Ningbo Target	CN	Issued	200910005974.8	1/22/2009		12/26/2012
一种用于信号传输的阶层式与备用式功能整合模块 HIERARCHICAL AND STAND-BY FUNCTION INTEGRATION MODULE FOR SIGNAL TRANSMISSION	Ningbo Target	CN	Issued	201210294788.2	8/17/2012		10/28/2015
用于信号传输的阶层式与备用式功能整合模块 HIERARCHICAL AND BACKUP FUNCTION INTEGRATING MODULE FOR SIGNAL TRANSMISSION	Ningbo Target	CN	Issued	201210294847.6	8/17/2012		3/18/2015
用于信号传输的阶层式与备用式功能整合模块 HIERARCHICAL TRANSMISSION OF A SIGNAL INTEGRATING MODULE STANDBY FUNCTION OF FORMULA	Ningbo Target	CN	Issued	201210294899.3	8/17/2012		10/28/2015
内胆讯号传输路径结构: RANSMISSION PATH STRUCTURE OF LINER SIGNAL	Ningbo Target	CN	Issued	201210461818.4	11/15/2012		4/8/2015

Title of Patent	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
具有中继功能的光缆调制调解器 NODE 装置	Ningbo Target	CN	Issued	201310561686.7	11/12/2013		1/27/2016
NODE DEVICE FOR OPTICAL FIBER RADIO FREQUENCY TRANSMISSION	Ningbo Target	CN	Issued	201310561695.6	11/12/2013		11/11/2015
具有可收纳的显示器的系统管理模块	Ningbo Target	CN	Issued	201120016397.5	1/19/2011		11/23/2011
一种用于信号传输的阶层式与备用式功能整合模块	Ningbo Target	CN	Issued	201220410110.1	8/17/2012		1/23/2013
用于信号传输的阶层式与备用式功能整合模块	Ningbo Target	CN	Issued	201220410363.9	8/17/2012		3/6/2013
用于信号传输的阶层式与备用式功能整合模块	Ningbo Target	CN	Issued	201220410794.5 0	8/17/2012		1/23/2013
上行回传光接收机	Ningbo Target	CN	Issued	201220450964.2	9/6/2012		1/30/2013
用于有线电视网络的可升级式频率模组	Ningbo Target	CN	Issued	201220451036.8	9/6/2012		1/30/2013
回传光发射机	Ningbo Target	CN	Issued	201220451331.3	9/6/2012		1/30/2013
用于有线电视网络的可升级式均衡电路	Ningbo Target	CN	Issued	201220451342.1	9/6/2012		1/30/2013
光站供电电路	Ningbo Target	CN	Issued	201220451435.4	9/6/2012		1/30/2013
一种光站供电电路	Ningbo Target	CN	Issued	201220451466.X	9/6/2012		3/13/2013
单纤三向光收发模块接地套筒	Ningbo Target	CN	Issued	201220452043.X	9/6/2012		1/30/2013

Title of Patent	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
用于信号传输的阶层式与备用式功能整合模块	Ningbo Target	CN	Issued	201220455252.X	9/7/2012		1/30/2013
用于处理组合三次差拍失真的电路	Ningbo Target	CN	Issued	201220456332.7	9/7/2012		2/13/2013
插拔式可调均衡器	Ningbo Target	CN	Issued	201220604743.6	11/15/2012		4/3/2013
光纤收容器	Ningbo Target	CN	Issued	201320004117.8	1/5/2013		6/5/2013
光站电源管理模块	Ningbo Target	CN	Issued	201320004795.4	1/5/2013		6/5/2013
插入式固定衰减器导槽	Ningbo Target	CN	Issued	201320004806.9	1/5/2013		6/5/2013
有线电视射频放大器	Ningbo Target	CN	Issued	201320711045	11/12/2013		4/16/2014
用于光传输平台的系统管理模组	Ningbo Target	CN	Issued	201320713359.4	11/12/2013		4/2/2014
单纤三向光电收发器件	Ningbo Target	CN	Issued	201320726059.X	11/18/2013		4/2/2014
单纤双向光收发器件	Ningbo Target	CN	Issued	201320726377.6	11/18/2013		4/2/2014
宽范围光接收机光监控电路	Ningbo Target	CN	Issued	201320890822.2	12/30/2013		5/28/2014
光接收机监控电路	Ningbo Target	CN	Issued	201320891272.6	12/30/2013		5/28/2014
光接收机光监控电路	Ningbo Target	CN	Issued	201320892494.X	12/30/2013		5/28/2014
推挽放大器电路	Ningbo Target	CN	Issued	201420262638.8	5/21/2014		9/10/2014

Title of Patent	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
用于光传输平台的双模组插件	Ningbo Target	CN	Issued	201420428535.4	7/31/2014		11/26/2014
带光纤收容器的光站	Ningbo Target	CN	Issued	201420430430.2	7/31/2014		12/31/2014
有线电视网络传输设备	Ningbo Target	CN	Issued	201420430452.9	7/31/2014		11/26/2014
光发射机失真补偿电路	Ningbo Target	CN	Issued	201520058881.2	1/28/2015		5/6/2015
HFC 有线电视网络系统	Ningbo Target	CN	Issued	201520058882.7	1/28/2015		5/6/2015
低噪声光接收机	Ningbo Target	CN	Issued	201520058911.X	1/28/2015		5/6/2015
斜率监控电路	Ningbo Target	CN	Issued	201520060264.6	1/28/2015		5/13/2015
基于 NFC 的有线电视网络传输设备	Ningbo Target	CN	Issued	201520060338.6	1/28/2015		5/6/2015
HFC 设备通用管理模块	Ningbo Target	CN	Issued	201520060376.1	1/28/2015		5/27/2015
回传光接收机	Ningbo Target	CN	Issued	201520060924.0	1/28/2015		5/6/2015
一种回传光接收机	Ningbo Target	CN	Issued	201520061376.3	1/28/2015		5/6/2015
组合回传光接收机	Ningbo Target	CN	Issued	201520061377.8	1/28/2015		5/6/2015
芯 片 散 热 结 构 CHIP COOLING STRUCTURE	Ningbo Target	CN	Issued	201520638537.0	8/24/2015		12/2/2015
光站中无电源供电光接收机	Ningbo Target	CN	Issued	201520772357.1	9/30/2015		1/13/2016

Title of Patent	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
无电源供电光接收机	Ningbo Target	CN	Issued	201520772415	9/30/2015		1/13/2016
下行光接收机	Ningbo Target	CN	Issued	201520788194.6	10/12/2015		2/3/2016
带相位调节功能的预失真电路	Ningbo Target	CN	Issued	201520905424.2	11/13/2015		3/2/2016
电子色散补偿电路	Ningbo Target	CN	Issued	201521028219.9	12/11/2015		4/6/2016
智能型网络升级装置及其控制方法	Ningbo Target	CN	Issued	201710522952.3	6/30/2017	Cn107450942b	1/19/2021
射频信号连接结构	Ningbo Target	CN	Issued	2016213663905	12/14/2016		6/13/2017
斜率、位准检测和自动补偿电路	Ningbo Target	CN	Issued	2016211697184	11/2/2016		7/7/2017
多重备份反向光接收机	Ningbo Target	CN	Issued	2016209124019	8/19/2016		1/18/2017
斜率、位准检测和自动补偿电路及其控制方法	Ningbo Target	CN	Issued	2016109452588	11/2/2016		7/7/2017
有线电视网络的高精度可调电控均衡电路	Ningbo Target	CN	Issued	201711286106.2	12/7/2017	Issued	9/8/2020
ADJUSTABLE ELECTRIC CONTROL EQUALIZATION CIRCUIT OF CABLE TELEVISION NETWORKS	Ningbo Target	US	Issued	15/917244	3/9/2018	10218544	2/26/2019
CATV 插片式固定衰减器识别电路	Ningbo Target	CN	Issued	2018106844914	6/28/2018	Cn109030900b	1/22/2021
EQUALIZATION CIRCUIT FOR CABLE TELEVISION PLUG-IN FIXED ATTENUATOR TECHNICAL FIELD	Ningbo Target	US	Issued	16/238,249	1/2/2019	10979665	4/13/2021

Title of Patent	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
CATV 插片固定衰减器式均衡电路	Ningbo Target	CN	Issued	2018106844505	6/28/2018	201810684450.5	5/17/2022
IDENTIFICATION CIRCUIT FOR CABLE TELEVISION PLUG-IN FIXED ATTENUATOR	Ningbo Target	US	Issued	16/293,062	3/5/2019	11047902	6/29/2021
自动补偿电路	Ningbo Target	CN	Pending	201811036598.4	9/6/2018
一种通用型高精度电控均衡补偿装置	Ningbo Target	CN	Issued	2018114524231	11/30/2018	201811452423.1	12/29/2020
一种多频带电控均衡补偿装置	Ningbo Target	CN	Issued	2018114524087	11/30/2018	Cn109714499b	5/18/2021
高精度多频带电控均衡电路 HIGH-PRECISION MULTI-BAND ELECTRIC CONTROL EQUALIZATION CIRCUIT	Ningbo Target	CN	Pending	201811283927.5	10/31/2018

Part C – Yuhan Shanghai Patents

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
OPTICAL TRANSCEIVER AND HOUSING THEREOF	PRIME WORLD	US	Issued	16/150,829	10/3/2018	10,707,964	7/7/2020
OPTICAL TRANSCEIVER AND OPTICAL SUBASSEMBLY THEREOF	PRIME WORLD	US	Issued	16/288,507	2/28/2019	10739528	8/11/2020
LASER PACKAGE INCLUDING SEMICONDUCTOR LASER AND MEMORY DEVICE FOR STORING LASER PARAMETERS	AOI	US	Issued	12/030499	2/13/2008	8787772	7/22/2014
THERMOELECTRIC COOLER CONTROLLER	AOI	US	Issued	12/024041	1/31/2008	8079222	12/20/2011
PLUGGABLE FORM FACTOR RELEASE MECHANISM [LONG BAIL LATCH MECHANISM]	AOI	US	Issued	12/008094	1/7/2008	7766686	8/3/2010
MULTI-CHANNEL OPTICAL TRANSCEIVER MODULE INCLUDING DUAL FIBER TYPE DIRECT LINK ADAPTER FOR OPTICALLY COUPLING OPTICAL SUBASSEMBLIES IN THE TRANSCEIVER MODULE	AOI	US	Issued	14/883,970	10/15/2015	US 9,448,367 B2	9/20/2016

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
PLUGGABLE ASSEMBLY FOR OPTICAL TRANSCEIVER	AOI	TW	Issued	101202330	2/9/2012	M431508	6/11/2012
PLUGGABLE ASSEMBLY FOR OPTICAL TRANSCEIVER	AOI	TW	Issued	101202331	2/9/2012	M431509	6/11/2012
PLUGGABLE ASSEMBLY FOR OPTICAL TRANSCEIVER	AOI	TW	Issued	101202329	2/9/2012	M431507	6/11/2012
PLUGGABLE ASSEMBLY FOR OPTICAL TRANSCEIVER	AOI	TW	Issued	101215846	8/17/2012	M458737	8/1/2013
LASER TRANSCEIVER WITH IMPROVED BIT ERROR RATE	AOI	US	Issued	14/312930	6/24/2014	9236949	1/12/2016
PLUGGABLE ASSEMBLY FOR OPTICAL TRANSCEIVER	AOI	TW	Issued	102149251	12/31/2013	I510006	11/21/2015
PLUGGABLE OPTICAL TRANSCEIVER MODULE 可插拔光收发模块	AOI	US	Issued	14/263142	4/28/2014	9671582	6/6/2017

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
COAXIAL TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) INCLUDING BALL LENS	AOI	US	Issued	15/073,309	3/17/2016	10197751	2/5/2019
COAXIAL TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) WITH CUBOID TYPE TO LASER PACKAGE AND OPTICAL TRANSCEIVER INCLUDING SAME	AOI	US	Issued	14/720,336	5/22/2015	9614620	4/4/2017
COAXIAL TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) WITH CUBOID TYPE TO LASER PACKAGE AND OPTICAL TRANSCEIVER INCLUDING SAME	AOI	US	Issued	15/576635	11/22/2017	10230471	3/12/2019
COAXIAL TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) WITH AN OPTICAL FIBER COUPLING RECEPTACLE	AOI	US	Issued	15/073,322	3/17/2016	9804352	10/31/2017
ALIGNMENT CORRECTION FOR OPTICAL ISOLATOR IN A COAXIAL TRANSMITTER OPTICAL SUBASSEMBLY (TOSA)	AOI	US	Issued	15/073,342	3/17/2016	10180545	1/15/2019

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
TO-CAN PHOTODIODE PACKAGE WITH INTEGRATED COUPLING MEMBER AND EXPOSED ACTIVE REGION, AND A RECEIVER OPTICAL SUBASSEMBLY (ROSA) USING THE SAME	AOI	US	Issued	15/413,514	1/24/2017	10295765	5/21/2019
COAXIAL TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) INCLUDING SIDEBY-SIDE LASER DIODE AND MONITOR PHOTODIODE ARRANGEMENT	AOI	US	Issued	15/591,274	5/10/2017	10418777	9/17/2019
A MULTILAYERED FLEXIBLE PRINTED CIRCUIT WITH BOTH RADIO FREQUENCY (RF) AND DC TRANSMISSION LINES AND AN OPTICAL TRANSCEIVER USING SAME	AOI	US	Issued	15/475,082	3/30/2017	10230470	3/12/2019
OPTICAL TRANSCEIVER WITH HEAT DISSIPATION STRUCTURE	AOI	TW	Issued	105200482	1/13/2016	M524593	6/21/2016
TRANSMITTER OPTICAL SUBASSEMBLY WITH TRACE ROUTING TO PROVIDE ELECTRICAL ISOLATION BETWEEN POWER AND RF TRACES	AOI	US	Issued	15/963246	4/26/2018	10313024	6/4/2019

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
TRANSMITTER OPTICAL SUBASSEMBLY ARRANGEMENT WITH VERTICALLY-MOUNTED MONITOR PHOTODIODES	AOI	US	Issued	16/268,765	2/6/2019	10714890	7/14/2020
RECEPTACLE CONFIGURATION TO SUPPORT ON-BOARD RECEIVER OPTICAL SUBASSEMBLY (ROSA)	AOI	US	Issued	16053398	8/1/2019	10884201	1/5/2021
OPTICAL TURNING MIRROR WITH ANGLED OUTPUT INTERFACE TO INCREASE COUPLING EFFICIENCY AND A MULTI-CHANNEL OPTICAL SUBASSEMBLY USING SAME	AOI	US	Issued	16/561,555	9/5/2019	10859775	12/8/2020
LOCKING ARRANGEMENT FOR PLUGGABLE OPTICAL SUBASSEMBLY MODULES	AOI	US	Issued	16/167,864	10/23/2018	10451825	10/22/2019
LASER SUBASSEMBLY HAVING IMPEDANCE-MATCHING NETWORK INTEGRATED ON LASER SUBMOUNT AND A TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) IMPLEMENTING SAME	AOI	US	Issued	16/202,854	11/28/2018	10608408	3/31/2020

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
THERMOELECTRIC COOLER (TEC) HAVING TOP AND BOTTOM PLATES WITH ASYMMETRIC THERMAL CONDUCTIVITY AND AN OPTICAL SUBASSEMBLY IMPLEMENTING THE SAME	AOI	US	Issued	16/506,491	7/9/2019	10636954	4/28/2020
TO CAN LASER ASSEMBLY WITH OFF-CENTER LENS CAP AND AN OPTICAL TRANSCEIVER OR TRANSMITTER IMPLEMENTING SAME	AOI	US	Issued	16/387,805	4/18/2019	10811839	10/20/2020
PRINTED CIRCUIT BOARD ASSEMBLY (PCBA) WITH INTEGRATED MOUNTING STRUCTURE TO ALIGN AND COUPLE TO TRANSMITTER OPTICAL ASSEMBLY (TOSA) MODULES	AOI	US	Issued	16/239,197	1/3/2019	10698168	6/30/2020

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
MONITOR PHOTODIODE (MPD) SUBMOUNT FOR VERTICAL MOUNTING AND ALIGNMENT OF MONITORING PHOTODIODES	AOI	US	Issued	16/737,414	1/8/2020	11057112	7/6/2021
SUBSTRATE WITH STEPPED PROFILE FOR MOUNTING TRANSMITTER OPTICAL SUBASSEMBLIES AND AN OPTICAL TRANSMITTER OR TRANSCEIVER IMPLEMENTING SAME	AOI	US	Issued	16/737,438	1/8/2020	11177887	11/16/2021
TRANSMITTER OPTICAL SUBASSEMBLY (TOSA) WITH LASER DIODE DRIVER (LDD) CIRCUITRY MOUNTED TO FEEDTHROUGH OF TOSA HOUSING	AOI	US	Issued	16/664,202	10/25/2019	10928600	2/23/2021
TECHNIQUES FOR THERMAL MANAGEMENT WITHIN OPTICAL SUBASSEMBLY MODULES	AOI	US	Pending	16/987,096	8/6/2020

Title of Invention	Owner	Country (Jurisdiction)	Legal Status	Application No.	Filing Date	Pat. / Serial No.	Patent Issue Date
TECHNIQUES FOR THERMAL MANAGEMENT WITHIN OPTICAL SUBASSEMBLY MODULES AND A HEATER DEVICE FOR LASER DIODE TEMPERATURE CONTROL	AOI	US	Pending	16/987,126	8/6/2020
OPTICAL TRANSCEIVER HOUSING WITH INTEGRATED VAPOR CHAMBER AND AN OPTICAL TRANSCEIVER MODULE IMPLEMENTING SAME	AOI	US	Pending	17/712,807	4/4/2022

Appendix B – Licensed Know-How

Ningbo Target Know-How includes any and all proprietary ideas, inventions, discoveries, materials, assays, data, results, formulae, designs, specifications, scientific methods, business plans and methodologies, processes, formulae, trade secrets and information (including but not limited to structural, functional, technical, manufacturing and other technical information in relation to Transceiver Products, Sub-Assembly Products and CATV Products), owned by the Ningbo Target during the Term or under which Ningbo Target has the right during the Term to grant licenses or sub-licenses.